Business Combinations (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2011 Veredus [Member]
Fair value of consideration transferred:
Cash consideration paid to Veredus founders	$ 11	$ 7
Fair value of the Company's investment in Veredus held before the business combination		9
Fair value of the noncontrolling interest in Veredus		9
Total	19	25
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents		1
Inventories		1
Property, Plant and Equipment, net		1
In-Process R&D		12
Patents and Intellectual Property		3
Long-term deferred tax assets		1
Long-term deferred tax liabilities		(3)
Other current liabilities		(1)
Total identifiable net assets		15
Goodwill	$ 1	$ 10